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Exhibit 23(a)

INDEPENDENT AUDITORS CONSENT

    We consent to the incorporation by reference in this Registration Statement of Transgenomic, Inc. on Form S-3 of our report, dated January 31, 2001, appearing in the Annual Report on Form 10-K of Transgenomic, Inc. for the year ended December 31, 2000, and to the reference to us under the heading "Experts" in the prospectus, which is part of this Registration Statement.

    /s/ Deloitte & Touche LLP

Omaha, Nebraska
September 21, 2001

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  Exhibit 23(a)
INDEPENDENT AUDITORS CONSENT